SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (date of earliest event reported):June 25, 1996

EQUIVANTAGE ACCEPTANCE CORPORATION (as sponsor under the
Pooling and Servicing Agreement dated as of February 1, 1995 providing for the issuance of EquiVantage Home Equity Loan Trust 1995-1 Home Equity
Loan Asset-Backed Certificates, Series 1995-1)


       EquiVantage Home Equity Loan Trust 1995-1
(Exact name of registrant as specified in its charter)



    New York        33-87040       76-0448074
(State or Other Jurisdiction(Commission(I.R.S. Employer
of Incorporation)   File Number)   Identification No.)


c/o EquiVantage Acceptance Corporation
Attention: John E. Smith
13111 Northwest Freeway   Houston, TX    77040
(Address of Principal Executive Offices)(Zip Code)



Registrant's telephone number, including area code: (713) 895-1900




Item 5.   Other Events

          On behalf of EquiVantage Home Equity Loan
          Trust 1995-1 Home Equity Loan Asset-Backed
          Certificates Series 1995-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1995, by The First National
          Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 25,
          1996. The Monthly Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A-1 and Class A-2 Certificates, Due March 25,
          2025.


          A.   Monthly Report Information:
               Aggregate distribution information for the current distribution date June 25, 1996.

               Principal Interest  Ending Balance

               1,375,560.06157,285.1226,814,278.40

          B.   No delinquency in payment under the Certificate
               Insurance Policy has occurred.

          C.   Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

          D.   Were any amounts paid or are any amounts payable
               under the Certificate Insurance Policy?   NO
                    Amount:

          E. Are there any developments with respect to the Certificate Insurance Policy? NONE.

          F.   Item 1: Legal Proceedings:NONE

          G.   Item 2: Changes in Securities:NONE

          H.   Item 4: Submission of Matters to a Vote of Security
               Holders: NONE

          I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

      Exhibit No.

          1.   Monthly Distribution Report for June 25, 1996.






                             EquiVantage Home Equity Loan Trust
                      Home Equity Loan Asset-Backed Certificates
                                             Series 1995-1

Distribution Date:        25-Jun-96


        Beginning                                                    Ending
       Certificate      Principal      Interest        Total       Certificate
Class    Balance      Distribution   Distribution   Distribution     Balance
 A-1      8859319.47      224670.18       62753.51     287423.69     8634649.29
 A-2     19330518.99     1150889.88       94531.61    1245421.49    18179629.11

  R             0.00           0.00      103660.33     103660.33           0.00

TOTAL    28189838.46     1375560.06      260945.45    1636505.51    26814278.40


                             AMOUNTS PER $1,000 UNIT
        Beginning                                                    Ending
       Certificate      Principal      Interest        Total       Certificate
Class    Balance      Distribution   Distribution   Distribution     Balance
 A-1    584.42637839    14.82091035     4.13968665   18.96059701   569.60546804
 A-2    613.60883059    36.53270736     3.00071771   39.53342507   577.07612323





              PASS THROUGH RATES

      Original Pass   Current Pass     Next Pass
Class  Through Rate   Through Rate   Through Rate  Record Date        CUSIP
 A-1         8.50000%       8.50000%       8.50000%    31-May-96 29476YAA7
 A-2         6.97500%       6.28750%       6.35000%    24-Jun-96 29476YAB5

  R               NA             NA             NA


SPONSOR:             EquiVantage Acceptance Corp.
SERVICER:            Transworld Mortgage Corporation

UNDERWRITER:   CS First Boston Corporation


                             Information pursuant to Section 7.8 (a) of the
                     Pooling and Servicing Agreement dated February 1, 1995

i)  Distributions to Class A and Class R Certificates            See Page 1

ii)  Principal Distributions to the Certificates:      Class A-1      Class A-2
          Scheduled Principal                          $8,591.13      $9,834.40
          Paid-in-Full Loans                         $215,018.68  $1,100,827.80
          Prepayments                                  $1,060.37     $40,227.68
      Liquidation & Insurance Proceeds - Principal         $0.00          $0.00
           Loan Repurchases                                $0.00          $0.00
          Substitution Amounts                             $0.00          $0.00
          Principal Carry Forward Amount                   $0.00          $0.00








          Subordination Deficiency Amount                  $0.00          $0.00
          Subordination Increase Amount                    $0.00          $0.00
less:   Subordination Reduction Amount                     $0.00          $0.00

               Total Principal Distribution          $224,670.18  $1,150,889.88


iii)  Interest distributions to the Certificates                 See Above

iv)  Certificate Principal Balances                              See Above

                                                         Group 1        Group 2
v)  Insured Payment to the Certificateholders              $0.00          $0.00

vi)  Information furnished by the Sponsor pursuant to Section 6049 (d) (7) (c)


vii)  Substitution Amounts & Loan Purchase Price Amounts in the distribution
                                                                 See (ii)
viii)  Available Funds Cap Carry Forward Amount                           $0.00

Available Funds Cap Carry-Forward Amortization Amount to A-2              $0.00


ix)  Subordination Reduction Amount                              See (ii)

x)  Current Period Realized Losses                                        $0.00
     Cumulative Loss Amount                                            0.048954%
     Rolling Three Month Delinquency Rate                              4.272373%
     Step Down Loss Amount                                                $0.00
     12 Month Loss Amount                                            $22,843.52

xi)  Certificate Factors               Beginning       Ending
                                      Certificate   Certificate
                                        Balance       Balance
                     Class A-1          0.58442638    0.56960547
                     Class A-2          0.61360883    0.57707612

                            Group 1        Group 2
xii)   Beg Balance       9238300.06    20118127.29
       End Balance       9013629.88    18967237.41




                                                       GROUP 1

Delinquency Advances Made                             $13,537.15
Paid-In-Full Compensating Interest                     $1,452.97

Accrued Servicing Fees                                 $3,880.86
Servicing Fees Retained                                $3,527.30

Interest Remittance from Servicer                      96,417.63
Principal Remittance from Servicer                    224,670.18
Certificate Account Investment Earnings                 1,010.53
  Total Deposit to the Certificate Account            322,098.34









Trustee Fees                                             $369.14
Premium Amount                                         $1,079.33


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $33,226.18
Total Monthly Excess Cashflow                         $33,226.18

Available Funds                                      $287,423.69

Net Monthly Excess Cashflow                           $33,226.18

Total Available Funds                                $287,423.69

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $378,980.59

Specified Subordinated Amount                        $378,980.59

                     Before Distributions          After Distributions
Subordinated Amount     $378,980.59                  $378,980.59

Specified Increase Amount                    $0.00

Subordination Deficiency Amount              $0.00

Subordination Deficit                        $0.00

Subordination Increase Amount                $0.00


                              Before Distributions After Distributions
Principal Carry Forward Amount               $0.00         $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                   Distribution  Distribution
                                                        Date          Date
Weighted Average Coupon                                 13.04040%      13.05587%
Weighted Average Net Coupon Rate                        12.33630%      12.35170%


Remaining Balance of Largest Loan                    $191,115.65



                                        GROUP 2

Delinquency Advances Made                            ($13,029.57)
Paid-In-Full Compensating Interest                     $4,585.81









Accrued Servicing Fees                                 $8,382.55
Servicing Fees Retained                                $8,945.50

Interest Remittance from Servicer                     166,705.55
Principal Remittance from Servicer                  1,150,889.88
Certificate Account Investment Earnings                 1,338.10
  Total Deposit to the Certificate Account          1,318,933.53

Trustee Fees                                             $805.44
Premium Amount                                         $2,272.45


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $70,434.15
Total Monthly Excess Cashflow                         $70,434.15

Available Funds                                    $1,245,421.49

Net Monthly Excess Cashflow                           $70,434.15

Total Available Funds                              $1,245,421.49

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $787,608.30

Specified Subordinated Amount                        $787,608.30

                     Before Distributions          After Distributions
Subordinated Amount     $787,608.30                  $787,608.30

Specified Increase Amount                    $0.00

Subordination Deficiency Amount              $0.00

Subordination Deficit                        $0.00

Subordination Increase Amount                $0.00


                              Before Distributions After Distributions
Principal Carry Forward Amount               $0.00         $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                    Distribution  Distribution
                                                        Date          Date
Weighted Average Coupon                                 10.35910%      10.38050%
Weighted Average Net Coupon Rate                         9.65910%       9.68050%


Remaining Balance of Largest Loan                    $333,672.27






                         By
                            Name:  Donna Fanning
                            Title: Assistant Vice President

Dated:    June 28, 1996